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                                                                   EXHIBIT 10.17


                                AMENDMENT NO. 3

                                       TO

                                CREDIT AGREEMENT

          THIS AMENDMENT NO. 3 (the "AMENDMENT"), dated as of November 24, 1998 by and among ANALYTICAL SURVEYS, INC. (the "BORROWER"), the BANKS listed on the signature page hereof and BANK ONE, COLORADO, N.A. as Agent (the "AGENT").

                                    WITNESSETH:

     WHEREAS, the Borrower, the Banks and the Agent are parties to the Credit Agreement dated as of June 3, 1998, as amended (the "CREDIT AGREEMENT") (capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement); and

     WHEREAS, the Borrower has requested and the Banks have agreed to the amendments to the Credit Agreement more fully set forth herein; and

     WHEREAS, such amendments shall be of benefit, either directly or indirectly, to the Borrower;

     NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, the parties hereto agree as follows:

     1. AMENDMENTS. Upon and after the Amendment Effective Date (as defined in Section 4 below):

          (a) The defined term "Obligations" in SECTION 1.1 of the Credit Agreement is restated in its entirety to read as follows:

          "OBLIGATIONS" means the obligations of the Borrower to repay the balance of the Loans outstanding hereunder, together with accrued and unpaid interest thereon, fees payable hereunder, and all other amounts payable or obligations to be performed by the Borrower hereunder or under any other Loan Instrument or amounts arising and payable under the ISDA Master Agreement on the occurrence of an Early Termination Date (as defined in the ISDA Master Agreement) or Event of Default (as defined in the ISDA Master Agreement) or otherwise.

          (b) SECTION 1.1 of the Credit Agreement is amended by the insertion in alphabetical order of the defined term "ISDA Master Agreement" to read as follows:

          "ISDA MASTER AGREEMENT" means that a certain International Swap Dealers Association, Inc. Master Agreement dated as of June 1, 1997 between the Borrower and Bank One, Colorado, N.A., as amended, modified or renewed, with respect to any Transaction (as defined in the ISDA Master Agreement) entered into pursuant thereto.

          (c) The defined term "LOAN INSTRUMENT" in SECTION 1.1 of the Credit Agreement is amended to include the ISDA Master Agreement.

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     2.   REPRESENTATIONS AND WARRANTIES.  In order to induce the Bank to agree to amendments to the Credit Agreement provided herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

          (a) Prior to and as of the date first referenced above, no Event of Default has occurred and as of the date first referenced above no Event of Default will exist immediately after giving effect to the amendments contained herein; and

          (b) Each of the representations and warranties set forth in ARTICLE IV of the Credit Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Credit Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

     3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT NO. 3. The obligations of the Banks with respect to the Amendments as described in Section 1 above, are subject to the satisfaction of (or waiver by the Banks in their sole discretion) the following conditions precedent:

          (a) The International Swap and Derivatives Association Master Agreement attached hereto as EXHIBIT A shall have been duly executed by Authorized Signatories of the Borrower and delivered to the Agent.

          (b) The Reaffirmation of Guaranty attached hereto as EXHIBIT B shall have been duly executed by the Guarantors and delivered to the Agent.

          (c) The amendments to the Security Agreement and Pledge Agreement, in form and substance satisfactory to the Agent in its sole discretion, shall have been duly executed and delivered to the Agent.

          (d) Pay the legal fees and expenses incurred by the Bank in connection with the preparation of this Amendment and related waivers.

     4.   EFFECTIVENESS.  The amendments to the Credit Agreement contained in
Section 1 of this Amendment shall become effective as of the date first referenced above after the Bank shall have received this Amendment, executed and delivered by the Borrower (the "AMENDMENT EFFECTIVE DATE").

     5. PAYMENT OF EXPENSES. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by the Bank in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Davis, Graham & Stubbs LLP, counsel for the Bank.

     6. COUNTERPARTS. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

     7. RATIFICATION. The Credit Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified. Borrower confirms and ratifies its continuing and continuous pledge, assignment and grant of a security interest in the Collateral in favor of the Bank. Except as amended hereby, all terms and conditions of the Credit Agreement remain the same.

     8. GOVERNING LAW. The rights and duties of the Borrower and the Bank under this Amendment shall be governed by the law of the State of Colorado.


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     9.   REFERENCE TO CREDIT AGREEMENT.  From and after the Amendment Effective
Date, each reference in the Credit Agreement to "this Credit Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in the Loan Instruments and in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.


     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.


ANALYTICAL SURVEYS, INC.                BANK ONE, COLORADO, N.A.
                                        AS AGENT AND A BANK


By:  /s/ Scott C. Benger                By:  /s/ J. Wayne Hutchens
   -----------------------------           ---------------------------
     Scott C. Benger                         J. Wayne Hutchens
     Senior Vice President-Finance,          Executive Vice President
     Secretary and Treasurer


                                        THE FIFTH THIRD BANK OF
                                        CENTRAL INDIANA


                                        By  /s/ Erik C. Miner
                                           ----------------------------
                                             Erik C. Miner


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